UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) December 21, 2004
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                   000-32475                              84-1408762
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           (Commission File Number)            (IRS Employer Identification No.)


    1801 Century Park East, Suite 1830, Los Angeles, California     90067-2320
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              (Address of Principal Executive Offices)              (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, If Changed Since Last Report)



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SECTION 8. OTHER EVENTS

Item 8.01 Other Events

      Astrata Group Incorporated, an international provider of innovative location-based IT services and solutions, announced today that the Editorial Board of Standard and Poor's has approved the publication of selected corporate information of Astrata Group Incorporated in Standard and Poor's Corporation Records. Additionally, Astrata's corporate description was published in Standard and Poor's Daily News Section. Lastly, Standard and Poor's initiated financial coverage of Astrata as part of the Standard and Poor's Market Access Program.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Item 99.1 - Press Release dated December 21, 2004.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2004                   ASTRATA GROUP INCORPORATED


                                            By: /s/ Anthony J. Harrison
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                                                Anthony J. Harrison
                                                Chief Executive Officer


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